UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2009

ECOTALITY, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6821 E. Thomas Road
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 219-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURES

On August 26, 2009 the Company's shareholders approved the following corporate actions at the Company's Annual Meeting of Shareholders:

1.	The following nominees were elected directors, to serve until their successors are elected and qualified: Jonathan R. Read, Harold W. Sciotto, Jerry Y. S. Lin, E. Slade Mead and Barry S

2.	Weaver & Martin LLP, Kansas City, Missouri, was approved as the Company's independent auditors for the fiscal year ending December 31, 2009.

3.	The proposed Equity Incentive Plan was approved.

4.	An amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 300,000,000 shares to 1,300,000,000 shares was approved.

5.	The Board was granted the discretionary authority to reverse stock split the Company's common stock in the range of one for fifty to one for one hundred.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Company)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	August 27, 2009
Jonathan R. Read

/s/ Harold Sciotto	Secretary	August 27, 2009
Harold Sciotto

/s/ Barry S. Baer	Chief Financial Officer	August 27, 2009
Barry S. Baer